Exhibit 24(a)

                                                           Annual Report on Form
                                                             10-K for the period
                                                           ending March 31, 1998

                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

            WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 7th day of May 1998.

                                     /S/ WILLIAM J. CATACOSINOS
                                     --------------------------
                                    WILLIAM J. CATACOSINOS
                                    PRINCIPAL EXECUTIVE OFFICER,
                                    and CHAIRMAN OF THE
                                    BOARD OF DIRECTORS

                                                                   Exhibit 24(a)

                                                           Annual Report on Form
                                                             10-K for the period
                                                           ending March 31, 1998


                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

            WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 27 day of May 1998.

                                        /S/ A. JAMES BARNES
                                        -------------------
                                    A. JAMES BARNES, DIRECTOR

                                                                   Exhibit 24(a)

                                                           Annual Report on Form
                                                             10-K for the period
                                                           ending March 31, 1998


                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

            WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 27 day of May 1998.

                                      /S/ GEORGE BUGLIARELLO
                                      ----------------------
                                    GEORGE BUGLIARELLO, DIRECTOR

                                                                   Exhibit 24(a)

                                                           Annual Report on Form
                                                             10-K for the period
                                                           ending March 31, 1998

                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

            WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 27 day of May 1998.

                                     /S/ RENSO L. CAPORALI
                                     ---------------------
                                    RENSO L. CAPORALI, DIRECTOR

                                                                   Exhibit 24(a)

                                                           Annual Report on Form
                                                             10-K for the period
                                                           ending March 31, 1998

                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

            WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 7th day of May 1998.

                                    /S/ JAMES T. FLYNN
                                    ------------------
                                    JAMES T. FLYNN,
                                    PRESIDENT, CHIEF OPERATING
                                    OFFICER AND DIRECTOR

                                                                   Exhibit 24(a)

                                                           Annual Report on Form
                                                             10-K for the period
                                                           ending March 31, 1998

                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

            WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 27 day of May 1998.

                                     /S/ VICKI L. FULLER
                                     -------------------
                                    VICKI L. FULLER, DIRECTOR

                                                                   Exhibit 24(a)

                                                           Annual Report on Form
                                                             10-K for the period
                                                           ending March 31, 1998

                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

            WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 27 day of May 1998.

                                     /S/ KATHERINE D. ORTEGA
                                     -----------------------
                                    KATHERINE D. ORTEGA, DIRECTOR

                                                                   Exhibit 24(a)

                                                           Annual Report on Form
                                                             10-K for the period
                                                           ending March 31, 1998

                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

            WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 27 day of May 1998.

                                     /S/ BASIL A. PATERSON
                                     ---------------------
                                    BASIL A. PATERSON, DIRECTOR

                                                                   Exhibit 24(a)

                                                           Annual Report on Form
                                                             10-K for the period
                                                           ending March 31, 1998
                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

            WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 27 day of May 1998.

                                      /S/ RICHARD L. SCHMALENSEE
                                      --------------------------
                                    RICHARD L. SCHMALENSEE, DIRECTOR

                                                                   Exhibit 24(a)

                                                           Annual Report on Form
                                                             10-K for the period
                                                           ending March 31, 1998

                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

            WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 7th day of May 1998.

                                     /S/ GEORGE J.. SIDERIS
                                     ----------------------
                                    GEORGE J. SIDERIS, DIRECTOR

                                                                   Exhibit 24(a)

                                                           Annual Report on Form
                                                             10-K for the period
                                                           ending March 31, 1998

                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

            WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 11 day of May 1998.

                                     /S/ JOHN H. TALMAGE
                                     -------------------
                                    JOHN H. TALMAGE, DIRECTOR

                                                                   EXHIBIT 24(b)
                                                              Form 10-K for year
                                                            ended March 31, 1998

                         LONG ISLAND LIGHTING COMPANY
                      CERTIFICATE AS TO POWER OF ATTORNEY

            WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report for the year ended March 31, 1998, on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity as Assistant Corporate Secretary of Long Island Lighting Company, I do hereby certify that Anthony Nozzolillo has been appointed by the Board of Directors of Long Island Lighting Company with power to execute, among other documents, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            WITNESS my hand and the seal of the Company this 27 day of May, 1998

                                     /S/ THEODORE A. BABCOCK
                                     -----------------------
                                    THEODORE A. BABCOCK
                               Assistant Corporate Secretary

(Corporate Seal)

                         LONG ISLAND LIGHTING COMPANY
                     (Resolution adopted on May 27, 1998)


      "RESOLVED, that the proper officers of the Corporation be, and hereby are, and each of them with the full authority without the others hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to execute the corporation's Form 10-K for the year ended March 31, 1998, substantially in the form previously circulated to the Directors of the Corporation, with such changes as such proper officers, with the advice of counsel deem necessary or desirable, the execution by such proper officers to be conclusive evidence that they or he/she deemed such changes to be necessary or desirable, and to execute any amendment to such Form 10-K, to procure all necessary signatures thereon, and to file such Form 10-K and any amendment when so executed (together with appropriate exhibits thereto) with the Securities Exchange Commission."

                                                                   Exhibit 24(c)
                                                              Form 10-K for year
                                                           ending March 31, 1998


                         LONG ISLAND LIGHTING COMPANY


     I, KATHLEEN A. MARION, Corporate Secretary of LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, DO HEREBY CERTIFY that annexed hereto is a true, correct and complete copy of the resolution adopted at a meeting of the Board of Directors of the Company duly called and held on May 27, 1998, at which meeting a quorum was present and acting throughout.

     AND I DO FURTHER CERTIFY that the foregoing resolution has not been in any way amended, annulled, rescinded or revoked and that the same is still in full force and effect.

     WITNESS my hand and the seal of the Company this 27 day of May, 1998.

                                           /S/ KATHLEEN A. MARION
                                           ----------------------
                                                KATHLEEN A. MARION
                                                Corporate Secretary

(Corporate Seal)